Supplement to

Calvert Income Funds prospectus
Class R (Retirement)
dated January 31, 2011

Date of Supplement: September 14, 2011

Gregory Habeeb no longer serves as portfolio manager for Calvert Income Fund (the “Fund”).

The portfolio management table under “Portfolio Management” in the Fund Summary on page 3 is revised and restated as follows to reflect changes to the portfolio management team:

Investment Advisor. Calvert Investment Management, Inc. (named Calvert Asset Management Company, Inc. prior to 4/30/11)

Portfolio		Length of Time
Manager Name	Title	Managing Fund

Michael Abramo	Vice President, Portfolio	Since April 2008
Manager
Matthew Duch	Vice President, Portfolio	Since September
	Manager	2011

In addition, the portfolio management table for the Fund under “Management of Fund Investments – Portfolio Management” on page 9 has been revised and restated as follows:

Calvert Income Fund

Calvert Investment Management, Inc.

See “About Calvert” above.

Michael Abramo and Matthew Duch are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management
Team
Michael Abramo	Mr. Abramo has been a member of the Calvert Taxable Fixed Income Team since 1999.	Lead Portfolio Manager
Mr. Abramo became a Portfolio Manager for this Fund in March 2008.
Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Fund in September 2011.	Co-Portfolio Manager

Prior to joining Calvert in 2006, Mr. Duch was a corporate trader/sector manager for Deutsche Asset Management.